Exhibit 10.7

PURCHASE AND SALE AGREEMENT

Dated as of August 24, 2001

among

SPECIALTY RETAILERS (TX) LP,

as Seller,

and

STAGE RECEIVABLE FUNDING LP,

as Purchaser

TABLE OF CONTENTS

Page

ARTICLE I

AGREEMENT TO PURCHASE AND SELL; THE PURCHASER AGREEMENT TO LEND

Section 1.1. Agreement To Purchase and Sell. 1

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF THE SELLER

Section 2.1. Representations and Warranties of the Seller 2

Section 2.2. Representations and Warranties of the Seller Relating to the Receivables; Notice of Breach. 4

Section 2.3. Covenants of the Seller 8

Section 2.4. Addition of Accounts. 11

Section 2.5. Removal of Accounts. 12

Section 2.6. Purchaser May Perform 13

Section 2.7. No Assumption of Liability 13

ARTICLE III

CONSIDERATION AND PAYMENT

Section 3.1. Calculation of Purchase Price. 13

Section 3.2. Adjustments for Miscellaneous Credits and Fraudulent Charges. 15

Section 3.3. Loans by the Purchaser to the Seller 15

ARTICLE IV

OTHER MATTERS RELATING TO THE SELLER

Section 4.1. Liability of the Seller 15

Section 4.2. Merger or Consolidation of, or Assumption of the Obligations of, the Seller. 15

Section 4.3. Limitation on Liability 16

Section 4.4. Indemnification 16

ARTICLE V

CONDITIONS TO PURCHASE

Section 5.1. Conditions to Purchase 18

ARTICLE VI

TERMINATION

Section 6.1. Termination by the Seller 18

Section 6.2. Automatic Termination 18

ARTICLE VII

MISCELLANEOUS

Section 7.1. Amendments, etc. 19

Section 7.2. Protection of Right, Title and Interest to the Purchaser. 19

Section 7.3. GOVERNING LAW 19

Section 7.4. Notices 20

Section 7.5. Severability of Provisions 20

Section 7.6. Assignment 20

Section 7.7. Further Assurances 20

Section 7.8. Non-petition Covenant 20

Section 7.9. No Waiver; Cumulative Remedies 20

Section 7.10. Counterparts 21

Section 7.11. Third-Party Beneficiaries 21

Section 7.12. Merger and Integration 21

Section 7.13. Headings 21

Section 7.14. Acknowledgment and Consent. 21

APPENDIX A - Definitions

EXHIBIT A - Form of Reassignment of Ineligible Receivables

EXHIBIT B - Form of Additional Assignment

EXHIBIT C - Form of Reassignment of Removed Accounts

PURCHASE AND SALE AGREEMENT

THIS PURCHASE AND SALE AGREEMENT (this "Agreement"), dated as of August 24, 2001, is between Specialty Retailers (TX) LP, a Texas limited partnership, as Seller, ("Seller") and Stage Receivable Funding LP, a Texas limited partnership, as Purchaser ("Purchaser").

Definitions

Unless otherwise indicated, certain terms that are capitalized and used throughout this Agreement are defined in Appendix A. All references herein to months are to calendar months unless otherwise expressly indicated.

Recitals

    Seller, having purchased Receivables from Granite National Bank ("Originator"), now wishes to sell certain of such Receivables to the Purchaser, and the Purchaser is willing, on the terms and subject to the conditions set forth herein, to purchase such Receivables from the Seller.
    In order to fund such purchases, the Purchaser will (subject to certain exceptions) transfer the Receivables to the Trustee under the Pooling and Servicing Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto agree as follows:

    AGREEMENT TO PURCHASE AND SELL;
    THE PURCHASER AGREEMENT TO LEND

      Agreement To Purchase and Sell.

    Seller Conveys to the Purchaser without recourse (except as expressly provided herein), and the Purchaser purchases from Seller, all of Seller's right, title and interest in and to the Receivables now existing and arising from time to time from the Accounts and Related Assets with respect thereto, as well as all of its rights, remedies, powers and privileges under the Originator Purchase Agreement; provided, however, that Principal Receivables originated after the occurrence of an Insolvency Event (and any Finance Charge Receivables relating to such Principal Receivables) with respect to the Seller or the Originator shall not be conveyed hereunder.

    In connection with such Conveyance, the Seller agrees to record and file, at its own expense, a financing statement or financing statements (including any continuation statements with respect to each such financing statement when applicable) with respect to the Receivables now existing and hereafter created meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect the Conveyance of the Receivables to the Purchaser and the first priority nature of the Purchaser's interest in the Receivables, and to deliver a file-stamped copy of each such financing statement and continuation statement or other evidence of such filing (which may, for purposes of this Section 1.1, consist of telephone confirmation of such filing followed by delivery of a file-stamped copy as soon as practicable) to the Purchaser on or prior to the Initial Closing Date, and in the case of any continuation statements filed pursuant to this Section 1.1, as soon as practicable after receipt thereof by the Seller.

    In connection with such Conveyance, the Seller agrees, at its own expense, on or prior to the Initial Closing Date, (i) to require the Originator to indicate in its primary computer records and primary microfiche storage that Receivables created in connection with the Accounts have been Conveyed by the Originator to the Seller pursuant to the Originator Purchase Agreement (ii) to indicate in the Pool Index File that Receivables created in connection with the Accounts (A) have been Conveyed to the Purchaser pursuant to this Agreement and (B) have been Conveyed by the Purchaser to the Trustee pursuant to the Pooling and Servicing Agreement, and (iii) To deliver to the Purchaser and the Trustee a computer file in ASCII Flat File format containing a true and complete list of all such Accounts, identified by account number, Obligor name and Obligor address and setting forth the Receivable balance as of August 24, 2001. Such file or list shall be marked as Schedule 1 to this Agreement, delivered to the Purchaser and the Trustee as confidential and proprietary, and is hereby incorporated into and made a part of this Agreement. The Seller further agrees not to alter or permit the alteration of the file designations referenced in clauses (i) and (ii) of this paragraph with respect to any Account during the term of this Agreement unless and until such Account becomes a Removed Account.

    The parties intend that if, and to the extent that, such Conveyance is not deemed to be a sale, the Seller shall be deemed hereunder to have granted to the Purchaser a first priority perfected security interest in all of the Seller's right, title and interest in, to and under the Receivables now existing and hereafter created and arising from time to time in connection with the Accounts, all monies due or to become due with respect thereto, all Collections, all Recoveries, all rights, remedies, powers and privileges with respect to the Receivables, all of its rights, remedies, powers and privileges under the Originator Purchase Agreement, and all proceeds of the foregoing, and that this Agreement shall constitute a security agreement under applicable law.

    REPRESENTATIONS AND WARRANTIES OF THE SELLER

    Section 2.1 Representations and Warranties of the Seller. The Seller hereby represents and warrants to the Purchaser as of the Initial Closing Date:

        Organization and Good Standing. The Seller is a limited partnership duly organized and validly existing under the laws of the State of Texas and has full power, authority and legal right to own its properties and conduct its business as such properties are presently owned and such business is presently conducted, and to execute, deliver and perform its obligations under this Agreement and each other Transaction Document to which it is a party.
        Due Qualification. The Seller is duly qualified to do business and is in good standing (or is exempt from such requirement) in any state required in order to conduct its business, and has obtained all necessary licenses and approvals with respect to the Seller required under applicable law.
        Due Authorization. The execution and delivery by the Seller of this Agreement and each other Transaction Document to which it is a party and the consummation of the transactions provided for hereunder and thereunder have been duly authorized by the Seller by all necessary action on its part and this Agreement and each other Transaction Document to which it is a party will remain, from the time of its execution, an official record of the Seller.
        Enforceability. Each of this Agreement and each other Transaction Document to which the Seller is a party constitutes a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws.
        No Conflict. The execution and delivery of this Agreement and each other Transaction Document to which the Seller is a party, the performance of the transactions contemplated hereunder and thereunder and the fulfillment of the terms hereof and thereof will not conflict with, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, any indenture, contract, agreement, mortgage, deed of trust, or other instrument to which the Seller is a party or by which it or any of its properties are bound.
        No Violation. The execution and delivery of this Agreement and each other Transaction Document to which the Seller is a party, the performance of the transactions contemplated hereunder and thereunder and the fulfillment of the terms hereof and thereof will not conflict with or violate in any material respect any Requirements of Law applicable to the Seller.
        No Proceedings. There are no proceedings pending or, to the best knowledge of the Seller, threatened against the Seller before any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality (i) asserting the invalidity of this Agreement or any other Transaction Document to which it is a party, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any other Transaction Document, (iii) seeking any determination or ruling that, in the reasonable judgment of the Seller, would materially and adversely affect the performance by the Seller of its obligations under this Agreement or any other Transaction Document to which it is a party, (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Agreement or any other Transaction Document or (v) seeking to affect adversely the income tax attributes of the Trust.
        All Consents Required. All appraisals, authorizations, consents, orders or other actions of any Person or of any governmental body or official required in connection with the execution and delivery by the Seller of this Agreement and each other Transaction Document to which it is a party, the performance of the transactions contemplated hereunder and thereunder and the fulfillment of the terms hereof, have been obtained.
        Eligibility of Accounts. As of the Initial Cut Off Date (or in the case of an Additional Account, the applicable Addition Date), each Account was an Eligible Account and no selection procedures adverse to the Purchaser or the Investor Certificateholders have been employed by the Originator or the Seller in selecting the Accounts from the Originator Portfolio.
        Originator's Deposit Accounts. As of the Initial Closing Date, deposits in the Originator's deposit accounts (if any) were or are insured to the limits provided by law by BIF.
        Solvency. Seller is not insolvent and no Insolvency Event with respect to Seller has occurred, and the transfer of the Receivables by the Seller has not been made in anticipation of any such insolvency or Insolvency Event.

        The representations and warranties set forth in this Section 2.1 shall survive the transfer and assignment of the respective Receivables to the Purchaser and any remaking of such representations and warranties as contemplated in the following sentence. The Seller hereby represents and warrants to the Purchaser, with respect to any Series, as of its Closing Date, unless otherwise specified in the related Supplement, that the representations and warranties of the Seller set forth in this Section 2.1 are true and correct as of such date.

        Section 2.2 Representations and Warranties of the Seller Relating to the Receivables; Notice of Breach.

        Valid Conveyance and Assignment; Eligibility of Receivables. The Seller hereby represents and warrants to the Purchaser as of the Initial Closing Date, and with respect to any Additional Accounts, as of the related Addition Date:

        (i) This Agreement constitutes either (A) a valid sale to the Purchaser of all right, title and interest of the Seller in and to the Receivables now existing and hereafter created and arising from time to time in connection with the Accounts, all monies due or to become due with respect thereto, all Collections, all Recoveries, all rights, remedies, powers and privileges with respect to the Receivables, and all proceeds of the foregoing, and such property will be held by the Purchaser free and clear of any Lien of any Person claiming through or under the Seller or any of its Affiliates (other than Permitted Liens), or (B) a grant of a security interest (as defined in the UCC as in effect in any applicable jurisdiction) in such property to the Purchaser, which is enforceable with respect to the Receivables now existing and hereafter created and arising from time to time in connection with the Accounts, all monies due or to become due with respect thereto, all Collections, all Recoveries, all rights, remedies, powers and privileges with respect to the Receivables, and all proceeds of the foregoing, upon such creation. To the extent that this Agreement constitutes the grant of a security interest to the Purchaser in such property, upon the filing of the financing statements described in Section 1.1 and in the case of the Receivables hereafter created, all monies due or to become due with respect thereto, all Collections, all Recoveries, all rights, remedies, powers and privileges with respect to the Receivables, and the proceeds of the foregoing, upon such creation, the Purchaser shall have a first priority perfected security interest in such property (subject to Section 9-315 of the UCC as in effect in any applicable jurisdiction).

        (ii) Each Receivable is an Eligible Receivable.

        (iii) Each Receivable then existing has been Conveyed to the Purchaser free and clear of any Lien of any Person claiming through or under the Seller, the Originator or any of their Affiliates (other than Permitted Liens) and in compliance, in all material respects, with all Requirements of Law applicable to the Seller.

        (iv) With respect to each Receivable, all consents, licenses, approvals or authorizations of or registrations or declarations with any Governmental Authority required to be obtained, effected or given by the Seller in connection with the Conveyance of such Receivable to the Purchaser have been duly obtained, effected or given and are in full force and effect.

        (v) On each day on which any new Receivable is created, the Seller shall be deemed to represent and warrant to the Purchaser that (A) each Receivable created on such day is an Eligible Receivable, (B) each Receivable created on such day has been Conveyed to the Purchaser in compliance, in all material respects, with all Requirements of Law applicable to the Seller, (C) with respect to each such Receivable, all consents, licenses, approvals or authorizations of or registrations or declarations with, any Governmental Authority required to be obtained, effected or given by the Seller in connection with the Conveyance of such Receivable to the Purchaser have been duly obtained, effected or given and are in full force and effect and (D) the representations and warranties set forth in Section 2.2(a)(i) are true and correct with respect to each Receivable created on such day as if made on such day.

        (vi) As of the Initial Cut Off Date, and, with respect to Additional Accounts, as of the last day of the Due Period in which such Additional Accounts were Conveyed to the Trust, Schedule 1 to this Agreement and the related computer file or microfiche or written list referred to in Section 2.4(d), is an accurate and complete listing in all material respects of all the Accounts, and the information contained therein with respect to the identity of such Accounts and the Receivables existing thereunder is true and correct in all material respects as of the Initial Cut Off Date or the last day of such applicable Due Period.

        Survival. The representations and warranties set forth in this Section 2.2 shall survive the Conveyance of any of the respective Receivables to the Purchaser.
        Notice of Breach. Upon discovery by the Seller or the Purchaser of a breach of any of the representations and warranties set forth in Section 2.1 or 2.2, the party discovering such breach shall give prompt written notice to the other parties hereto, the Servicer, the Trustee and each Enhancement Provider as soon as practicable and in any event within three Business Days following such discovery.
        Transfer of Ineligible Receivables.

        (i) Automatic Removal. In the event of a breach with respect to a Receivable of any representations and warranties set forth in Section 2.2(a)(iii), or in the event that a Receivable is not an Eligible Receivable as a result of the failure to satisfy the conditions set forth in clause (d) of the definition of Eligible Receivable, and any of the following three conditions is met: (A) as a result of such breach or event such Receivable is charged off as uncollectible or the rights of the Purchaser (or its assignee) in, to or under such Receivable or its proceeds are impaired or the proceeds of such Receivable are not available for any reason to the Purchaser (or its assignee) free and clear of any Lien; (B) the Lien upon the subject Receivable (1) arises in favor of the United States of America or any State or any agency or instrumentality thereof and involves taxes or liens arising under Title IV of ERISA or (2) has been consented to by the Seller; or (C) the unsecured short-term debt rating of the Seller is not at least P-1 by Moody's and A-1 by Standard and Poor's and the Lien upon the subject Receivable ranks prior to the Lien created pursuant to this Agreement; then, upon the earlier to occur of the discovery of such breach or event by the Seller or the Purchaser or receipt by the Seller of written notice of such breach or event given by the Purchaser or the Trustee, each such Receivable shall be automatically reassigned to the Seller on the terms and conditions set forth in Section 2.2(d)(iii) and shall no longer be treated as a Receivable; provided, that if such Lien does not have a material adverse effect on the collectibility of the Receivables or on the interests of the Purchaser or the Certificateholders of any Series or the Enhancement Provider, the Seller shall have 10 days within which to remove any such Lien.

        (ii) Removal After Cure Period. In the event of a breach of any of the representations and warranties set forth in Section 2.2(a)(ii)-(vi), other than a breach or event as set forth in clause (d)(i) above, and as a result of such breach the Receivable becomes charged off or the rights of the Purchaser (or its assignee) in, to or under the Receivable or its proceeds are impaired or the proceeds of such Receivable are not available for any reason to the Purchaser (or its assignee) free and clear of any Lien, then the Purchaser may direct the Seller to accept an assignment of such Receivable and the Seller shall be obligated to accept such assignment on the terms and conditions set forth in Section 2.2(d)(iii) and such Receivable shall no longer be treated as a Receivable; provided, however, that no such reassignment shall be required to be made if, on any day within the applicable 60 day period, such representations and warranties with respect to such Receivable shall then be true and correct in all material respects as if such Receivable had been created on such day.

        (iii) Price of Reassignment. When the provisions of Section 2.2(d)(i) or (ii) above require the Seller to accept reassignment of Receivables, the Seller shall pay to the Purchaser a reassignment price equal to the then Outstanding Balance for any such Ineligible Receivable. Seller shall pay such reassignment price (i) in cash, if the Purchaser is required, pursuant to the terms of the Pooling and Servicing Agreement, to pay the Trust for such Ineligible Receivable in cash, or (ii) otherwise, by reducing the Purchase Price to be paid by the Purchaser to the Seller for new Receivables or the amount then owing with respect to any deferred Purchase Price, in either case, by an amount equal to such reassignment price; provided, however, that if such amount is paid in cash Seller shall deposit such amount to the Collection Account in immediately available funds no later than the date on which the Purchaser is required to make a cash payment with respect to such Ineligible Receivables pursuant to the Pooling and Servicing Agreement.

        Reassignment of Trust Portfolio. In the event of a breach of the representations and warranties set forth in Section 2.1(d) or 2.2(a)(i), or in the event that the Purchaser is required to repurchase Principal Receivables pursuant to Section 2.4(e) of the Pooling and Servicing Agreement, the Purchaser may direct the Seller to accept reassignment of an amount of Principal Receivables on the Reassignment Date and such Person shall be obligated to accept reassignment of such Principal Receivables on the terms and conditions set forth below; provided, however, that no such reassignment shall be required to be made if, at any time during such applicable 60 day period, the representations and warranties contained in Section 2.1(d) or 2.2(a)(i) shall then be true and correct in all material respects or in the event that the Purchaser is no longer required to repurchase Receivables pursuant to Section 2.4(e) of the Pooling and Servicing Agreement.

        On the Reassignment Date, the Seller shall make or cause to be made a deposit to the Collection Account (for distribution to the applicable Series Account as required pursuant to Section 2.4(e) of the Pooling and Servicing Agreement) in immediately available funds an amount equal to the Outstanding Balance of the Receivables being reassigned in payment for such reassignment.

        Upon the deposit, if any, required to be made to the Collection Account as provided in this Section 2.2 and the reassignment of the applicable Receivables, the Purchaser shall automatically and without further action be deemed to transfer, assign, set over and otherwise convey to the Person designated by the Seller without recourse, representation or warranty, all the right, title and interest of the Purchaser in and to such Receivables, all monies due or to become due with respect thereto, all Collections, all Recoveries, rights, remedies, powers and privileges with respect to such Receivables, and all proceeds of the foregoing. The Purchaser shall execute such documents and instruments of transfer or assignment and take such other actions as shall reasonably be requested by the Seller to effect the conveyance of such Receivables pursuant to this Section 2.2, including a reconveyance substantially in the form of Exhibit A. The obligation of the Seller to accept reassignment of any Receivables, and to make or cause to be made the deposits, if any, required to be made to the Collection Account as provided in this Section 2.2, shall constitute the sole remedy respecting the event giving rise to such obligation available to the Purchaser and its assigns.

        Section 2.3 Covenants of the Seller. The Seller hereby covenants that:

        Receivables to be Accounts. The Seller will take no action to cause any Receivable to be evidenced by any instrument (as defined in the UCC as in effect in any applicable jurisdiction). Each Receivable shall be payable pursuant to a contract which does not create a Lien on any goods purchased thereunder. The Seller will take no action to cause any Receivable to be anything other than an "account," or a "payment intangible" or the "proceeds" of either for purposes of the UCC as in effect in any applicable jurisdiction.
        Security Interests. Except for the Conveyances contemplated hereunder, the Seller will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on any Receivable (other than Permitted Liens), whether now existing or hereafter created, or any interest therein; the Seller will promptly notify the Purchaser of the existence of any Lien (other than Permitted Liens) on any Receivable; and the Seller shall defend the right, title and interest of the Purchaser in, to and under the Receivables, whether now existing or hereafter created, against all claims of third parties claiming through or under the Seller; provided, however, that nothing in this Section 2.3(b) shall prevent or be deemed to prohibit the Seller from suffering to exist upon any of the Receivables any Liens for federal, state, municipal and other local taxes if such taxes shall not at the time be due and payable or if the Seller shall currently be contesting the validity thereof in good faith by appropriate proceedings and shall have set aside on its books adequate reserves with respect thereto.
        Charge Account Agreements and Credit and Collection Policy. The Seller shall enforce the covenant in the Originator Purchase Agreement requiring the Originator to comply with and perform its obligations under the Charge Account Agreements (as such term is defined in the Originator Purchase Agreement) relating to the Accounts and the Credit and Collection Policy (as such term is defined in the Originator Purchase Agreement). The Seller may permit the Originator to change the terms and provisions of the Charge Account Agreements or the Credit and Collection Policy in any respect (including, without limitation, the reduction of the required minimum monthly payment, the calculation of the amount, or the timing of charge-offs and the periodic finance charges and other fees to be assessed thereon), unless such change would have a material adverse effect on the collectibility of the Receivables; provided, however, that the Seller may not permit the Originator to change the required minimum monthly payment or periodic finance charge or the calculation of the amount or the timing of charge-offs (collectively, a "Yield Change") unless, after five Business Days' prior written notice to the Rating Agency of a Yield Change, the Rating Agency shall have provided written notice to the Seller that the Rating Agency Condition shall be satisfied or unless such Yield Change is mandated by applicable law. The Seller shall not permit the Originator to rescind or cancel any Receivable except as ordered by a court of competent jurisdiction or other Governmental Authority or as provided for in Section 3.3(h) of the Pooling and Servicing Agreement.
        Reporting. The Seller shall provide:

        (i) as soon as practicable and in any event within 45 days after the end of each of the first three quarters of each fiscal year of the Seller, furnish to the Trustee a balance sheet of the Seller as of the end of such quarter, and the related revenue and expense statements for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, all of the foregoing accompanied by an Officer's Certificate and prepared in accordance with generally accepted accounting principles;

        (ii) as soon as practicable and in any event within 90 days after the end of each fiscal year of the Seller, furnish to the Trustee and each Rating Agency financial statements of the Seller as of the end of such fiscal year, all of the foregoing accompanied by an Officer's Certificate and prepared in accordance with generally accepted accounting principles;

        (iii) promptly, from time to time, furnish to the Trustee such other information, documents, records or reports respecting the Receivables or the condition or operations, financial or otherwise, of the Seller as the Trustee may from time to time reasonably request.

        Account Allocations. In the event that the Seller is unable for any reason to transfer Receivables to the Purchaser in accordance with the provisions of this Agreement (including, without limitation, by reason of an order by any federal or state governmental agency having regulatory authority over the Seller or any court of competent jurisdiction that the Seller not transfer any additional Principal Receivables to the Trust) then, in any such event, (A) the Seller agrees to allocate and pay to the Purchaser, after the date of such inability, all Collections with respect to Principal Receivables, and all amounts which would have constituted Collections with respect to Principal Receivables but for the Seller's inability to transfer such Receivables (up to an aggregate amount equal to the amount of Principal Receivables in the Trust on such date); and (B) the Seller agrees to have such amounts applied as Collections in accordance with Article IV of the Pooling and Servicing Agreement. If the Seller is unable pursuant to any Requirement of Law to allocate Collections as described above, Seller agrees that payments on each Account with respect to the principal balance of such Account shall be allocated first to the oldest principal balance of such Account. The parties hereto agree that Finance Charge Receivables, whenever created or accrued in respect of Principal Receivables which have been conveyed to the Purchaser (and by the Purchaser to the Trust) shall continue to be a part of the Trust notwithstanding any cessation of the transfer of additional Principal Receivables to the Purchaser and Collections with respect thereto shall continue to be allocated and paid in accordance with Article IV of the Pooling and Servicing Agreement.
        Delivery of Collections. The Seller agrees to pay to the Servicer all payments received directly by the Seller in respect of the Receivables as soon as practicable after receipt thereof by the Seller but in no event later than two Business Days after receipt thereof.
        Conveyance of Accounts. The Seller covenants and agrees that it will not Convey the Accounts to any Person prior to the termination of the Originator Purchase Agreement, this Agreement and the Pooling and Servicing Agreement.
        Notice of Adverse Claims. The Seller shall notify the Originator, the Purchaser and the Trustee in writing after becoming aware of any Lien (other than Permitted Liens) on any Receivable.
        Information Provided to Rating Agencies. The Seller will use its best efforts to cause all information provided to any Rating Agency pursuant to this Agreement or in connection with any action required or permitted to be taken under this Agreement to be complete and accurate in all material respects.
        Notice to Purchaser. The Seller shall notify the Originator, the Purchaser and the Trustee in writing of any Early Amortization Event or Servicer Default of which it has knowledge, promptly upon obtaining such knowledge.
        Offices, Records and Books of Account. The Seller will keep its principal place of business and chief executive office at the address of the Seller set forth under its name on the signature page to the Agreement and will maintain its current jurisdiction of formation, or, upon 30 days' prior written notice to the Purchaser and the Trustee, at any other locations in jurisdictions or in any other jurisdiction where all actions reasonably requested by the Purchaser or the Trustee to protect and perfect the interest in the Receivables have been taken and completed. The Seller also will maintain and implement administrative and operating procedures (including, without limitation, an ability to recreate records evidencing Receivables and related Charge Account Agreements in the event of the destruction of the originals thereof), and keep and maintain all documents, books, records and other information reasonably necessary or advisable for the collection of all Receivables (including, without limitation, records adequate to permit the daily identification of each Receivable and all Collections of and adjustments to each existing Receivable).
        Separate Corporate Existence. The Seller hereby acknowledges that Trustee and the Investor Certificateholders are, and will be, entering into the transactions contemplated by the Transaction Documents in reliance upon Purchaser's identity as a legal entity separate from the Seller, Servicer and any other Person. Therefore, Seller shall take all reasonable steps to maintain its existence as a limited partnership separate and apart from the Purchaser and to make it apparent to third Persons that the Seller is an entity with assets and liabilities distinct from those of the Purchaser and that the Purchaser is not a division of the Seller.
        Enforcement of Originator Purchase Agreement. The Seller covenants and agrees that it will perform or cause the Originator to perform all of its obligations under the Originator Purchase Agreement in all material respects and, if requested by the Purchaser or its assigns, enforce the obligations of the Originator, under the Originator Purchase Agreement.

        Section 2.4 Addition of Accounts.

        The Seller and the Purchaser agree that until the Purchase Termination Date, all newly arising Eligible Accounts shall be deemed to have been designated for inclusion as Accounts as of the date on which they are created or otherwise arise.
        Seller agrees to provide to the Purchaser, or to cause the Originator to provide to the Purchaser, such information, certificates, financing statements, opinions and other materials as are reasonably necessary to enable the Purchaser to satisfy its obligations under Section 2.6 of the Pooling and Servicing Agreement with respect to Additional Accounts of the Seller.
        In connection with the designation of any Eligible Account attributable to a Seller as an Additional Account, Seller shall be deemed to represent and warrant that, as of the Addition Date:
              no selection procedures believed by the Seller to be materially adverse to the interests of the Purchaser or the Investor Certificateholders were utilized in selecting the Additional Accounts from the Originator Portfolio and that as of the Addition Date, the Seller is not insolvent;
              the Conveyance of the applicable Receivables to the Trust constitutes either (x) a valid sale to the Purchaser of all right, title and interest of the Seller in and to the Receivables then existing and thereafter created from time to time in the Additional Accounts, all monies due or to become due with respect thereto, all Collections, all Recoveries, all rights, remedies, powers and privileges with respect to the Receivables, and all proceeds of the foregoing and such property will be held by the Purchaser free and clear of any Lien (other than Permitted Liens) of any Person claiming through or under the Seller or any of its Affiliates, or (y) a grant of a security interest (as defined in the UCC as in effect in any applicable jurisdiction) in such property to the Purchaser, which is enforceable with respect to then existing Receivables in the Additional Accounts, all monies due or to become due with respect thereto, all Collections, all Recoveries, and all proceeds of the foregoing, upon the Conveyance of such Receivables to the Purchaser, and which will be enforceable with respect to the Receivables thereafter created from time to time in respect of the applicable Additional Accounts until the termination of the Trust, all monies due or to become due with respect thereto, all Collections, all Recoveries, all rights, remedies, powers and privileges with respect to the Receivables, and all proceeds of the foregoing upon such creation; and (z) if the Conveyance of such Receivables constitutes the grant of a security interest to the Purchaser in such property, the Trust shall have a first priority perfected security interest in all Receivables then existing or thereafter created from time to time in such Additional Accounts, all monies due or to become due with respect thereto, all Collections, all Recoveries, all rights, remedies, powers and privileges with respect to the Receivables, and proceeds of the foregoing, upon the creation of such property, (subject to Section 9-315 of the UCC as in effect in any applicable jurisdiction), free and clear of any Lien (other than Permitted Liens) of any Person claiming through or under the Seller or any of its Affiliates; and
              each Additional Account is an Eligible Account, and each Receivable in such Additional Account is an Eligible Receivable.
        Delivery of Documents. In the case of the designation of Additional Accounts, the Seller shall deliver to the Purchaser on the date designated by the Purchaser (i) the computer file, microfiche list or written list required to be delivered pursuant to Section 1.1 with respect to such Additional Accounts and (ii) a duly executed, written Assignment, substantially in the form of Exhibit A (the "Additional Assignment").

        Section 2.5 Removal of Accounts.

        On any day of any Due Period, if so requested by the Seller, and if such request is permitted under Section 2.7 of the Pooling and Servicing Agreement, the Purchaser shall require the reassignment to it, which the Purchaser shall reassign to the Seller, of all the Purchaser's and the Trustee's right, title and interest in, to and under the Receivables then existing and thereafter created, all monies due or to become due with respect thereto, all Collections, all Recoveries, rights, remedies, powers and privileges with respect to such Receivables, and all proceeds of the foregoing with respect to the Accounts designated by the Purchaser (the "Removed Accounts"), upon satisfaction of the following conditions:
              the removal of any Receivables of any Removed Accounts on any Removal Date shall not, in the reasonable belief of the Seller, (A) cause an Early Amortization Event to occur; or (B) result in the failure of the Purchaser to make any payment specified in the related Supplement with respect to any Series;
              on or prior to the Removal Date, the Seller shall have delivered to the Purchaser and the Trustee (A) for execution, a written assignment in substantially the form of Exhibit C (the "Reassignment"), and (B) a computer file or microfiche or written list containing a true and complete list of all Removed Accounts identified by account number and the aggregate amount of the Receivables in such Removed Accounts as of the Removal Cut Off Date specified therein, which computer file or microfiche or written list shall as of the Removal Date modify and amend and be made a part of this Agreement;
              the Seller shall represent and warrant that no selection procedures believed by the Seller to be materially adverse to the interests of the Investor Certificateholders or any Enhancement Provider were utilized in selecting the Removed Accounts;
              the Seller shall have provided to the Purchaser, or shall have caused the Originator to have provided to the Purchaser, such information, certificates, opinions and other materials as are reasonably necessary to enable the Purchaser to satisfy its obligations under Section 2.7 of the Pooling and Servicing Agreement with respect to such Removed Accounts;
              the Seller shall have delivered to the Purchaser, the Trustee and each Enhancement Provider an Officer's Certificate confirming the items set forth in clauses (i) through (iii) above. The Trustee may conclusively rely on such Officer's Certificate, shall have no duty to make inquiries with regard to the matters set forth therein and shall incur no liability in so relying; and
              no Early Amortization Event shall have occurred with respect to any Series.

        Upon satisfaction of the above conditions, the Purchaser shall execute and deliver the Reassignment to the Seller, and the Receivables from the Removed Accounts shall no longer be considered Receivables hereunder. Seller shall pay the Purchaser, for each Receivable arising in the Removed Accounts, a reassignment price equal to the Outstanding Balance of such Receivable. Such payment shall be made in cash in immediately available funds and shall be made by deposit by or on behalf of Seller to the Collection Account no later than the effectiveness of such Reassignments.

        No Account shall be reassigned hereunder if such removal would be prohibited by or inconsistent with the terms of any Supplement.

    Section 2.6 Purchaser May Perform. If the Seller fails to perform any of its agreements or obligations under this Agreement, the Purchaser may (but shall not be obligated to) itself perform, or cause performance of, such agreement or obligation.

    Section 2.7 No Assumption of Liability. Nothing in this Agreement shall constitute or is intended to result in the creation or assumption by the Purchaser, the Trust, the Trustee, or any Certificateholder or Enhancement Provider of any obligation of the Seller or any other Person to any Obligor in connection with the Receivables, the Accounts, the Charge Account Agreements or other agreement or instrument relating thereto.

    CONSIDERATION AND PAYMENT

      Calculation of Purchase Price.
        The purchase price (the "Purchase Price") for each Receivable (and the Related Assets with respect thereto) Conveyed to the Purchaser (i) on the Initial Closing Date shall equal the Outstanding Balance of such Receivable as of the Initial Cut-Off Day, and (ii) after the Initial Closing Date shall equal the Outstanding Balance of such Receivable. In addition, as further consideration for the Seller's agreement to sell Receivables hereunder, the Seller shall be entitled to receive Deferred Payments. On each Distribution Date, the Purchaser and the Seller shall settle as to the Purchase Price for Receivables and Related Assets Conveyed during the related Due Period. Prior to each Distribution Date, the Purchaser and the Seller shall determine the aggregate amount of Conveyances made during the related Due Period and the aggregate Purchase Price for Receivables and Related Assets Conveyed during that Due Period. Amounts paid to the Purchaser on such Distribution Date pursuant to the Pooling and Servicing Agreement shall be applied as follows:

        first, as a payment of interest on outstanding Deferred Payments, calculated as provided in clause (b), with respect to the related (or any earlier) Due Period;

        second, as a payment of the remaining Purchase Price for Receivables Conveyed during the related Due Period and their Related Assets;

        third, as a payment of Deferred Payments for Receivables Conveyed during any earlier Due Period and their Related Assets; and

        fourth, if the Seller and the Purchaser so agree, as a loan by the Purchaser to the Seller, on the terms described in Section 3.3.

        Any funds remaining after such application shall be retained by the Purchaser.

        Any portion of the Purchase Price for Receivables and Related Assets Conveyed during any Due Period that is not paid under priority second above on the related Distribution Date shall be treated as deferred Purchase Price (each, a "Deferred Payment") and shall be payable from time to time as provided in clause (a). The Purchaser shall pay interest on such Deferred Payments outstanding from time to time under this Agreement at a variable rate per annum equal to the rate of interest published in the Wall Street Journal as the "prime rate" as of the last Business Day of the most recent Due Period. Such interest shall be computed on the basis of the actual number of days elapsed and a 365-day year and shall be paid as provided in clause (a). For administrative convenience, interest on such deferred Purchase Price and on any loans described in Section 3.3 shall be calculated on the following basis. On each Distribution Date, the Purchaser and the Seller shall determine whether, after giving effect to clause (a), any Deferred Payments are outstanding with respect to Receivables Conveyed during the related (or any earlier) Due Period and their Related Assets and whether there is any loan outstanding from the Purchaser to the Seller. Any such outstanding Deferred Payments or outstanding loan is referred to below as an "Intercompany Balance". The Purchaser and Seller will then determine the arithmetic mean of the Intercompany Balances on that and the immediately preceding Distribution Date (or on such Distribution Date and the Initial Closing Date, in the case of the first Distribution Date), treating any Deferred Payments as a positive number and any loan as a negative number for purposes of this calculation. If such arithmetic mean is a positive number, then the amount of the Deferred Payments outstanding on each day during the related Due Period shall be deemed (solely for purposes of calculating interest) to have equaled such positive number (and the amount of loans outstanding on each day during such Due Period shall be deemed to have been zero). Conversely, if such arithmetic mean is a negative number, then the principal amount of the loan outstanding on each day during the related Due Period shall be deemed (solely for purposes of calculating interest) to have equaled the absolute value of such negative number (and the amount of Deferred Payments outstanding on each day during such Due Period shall be deemed to have been zero).
      Adjustments for Miscellaneous Credits and Fraudulent Charges.
        With respect to each Due Period, the aggregate amount of Principal Receivables (i) which were created in respect of merchandise refused or returned by the Obligor thereunder or as to which the Obligor thereunder has asserted a counterclaim or defense, (ii) which were reduced by the Servicer by any rebate, refund, charge-back or adjustment (including Servicer errors) or (iii) which were created as a result of a fraudulent or counterfeit charge (with respect to such Due Period, the "Dilution Amount") then subject to clause (b) below, Purchase Price and Deferred Payments that otherwise would be paid to the Seller with respect to Receivables subsequently generated by Seller shall be decreased by an amount equal to the Dilution Amount.
        If any decrease is required in the Purchase Price and Deferred Payments with respect to subsequently generated Receivables pursuant to clause (a) above at any time (i) when an Early Amortization Event exists or (ii) on or after the Purchase Termination Date, then, in lieu of such reduction, the amount by which the Purchase Price and Deferred Payments due to Seller should have been so reduced shall be deposited by Seller or Seller shall cause to be deposited in same day funds into the Collection Account for application by the Servicer to the same extent if Collections of the applicable Receivable in such amount had actually been received on such date.
      Loans by the Purchaser to the Seller. The Purchaser may make loans to the Seller from time to time if so agreed between such parties and to the extent that the Purchaser has funds available for that purpose after satisfying its obligations under this Agreement and the Pooling and Servicing Agreement. Any such loan shall be payable upon demand (and may be prepaid with penalty or premium) and shall bear interest on the same basis (and payable at the same time) as is specified in Section 3.1 with respect to Deferred Payments.

    OTHER MATTERS RELATING TO THE SELLER

      Liability of the Seller. The Seller shall be liable hereunder only to the extent of the obligations specifically undertaken by it in its capacity as the Seller.
      Merger or Consolidation of, or Assumption of the Obligations of, the Seller.
        The Seller shall not consolidate with or merge into any other Person or convey or transfer its properties and assets substantially as an entirety to any Person.
        The obligations of the Seller hereunder shall not be assignable nor shall any Person succeed to the obligations of the Seller hereunder.
      Limitation on Liability. The directors, officers, employees or agents of the Seller shall not be under any liability to the Purchaser, the Trust, the Trustee, the Certificateholders, the Certificate Owners, any Enhancement Provider or any other Person hereunder or pursuant to any document delivered hereunder, it being expressly understood that all such liability is expressly waived and released as a condition of, and as consideration for, the execution of this Agreement; provided, however, that this provision shall not protect the officers, directors, employees, or agents of the Seller against any liability which would otherwise be imposed by reason of willful misconduct, bad faith or gross negligence in the performance of their duties. The Seller and any director, officer, employee or agent may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.
      Indemnification. Without limiting any other rights which the Indemnified Parties may have hereunder or under applicable law, the Seller hereby agrees to indemnify defend and hold harmless each Indemnified Party from and against any and all Indemnified Amounts of whatever kind or nature, regardless of their merit, awarded against or incurred by any of them arising out of, relating to or resulting from any Transaction Document, the activities of the Trustee in connection herewith or therewith, the Seller's use of proceeds of Conveyances of Receivables or reinvestments of Collections, the interests Conveyed hereunder, or in respect of any Receivable or any Account or Charge Account Agreement (excluding however (a) Indemnified Amounts to the extent resulting from gross negligence or willful misconduct on the part of such Indemnified Party, (b) except as otherwise specifically provided in any Transaction Document, recourse for uncollectible Receivables or (c) except as otherwise specifically provided in any Transaction Document, any federal, state, foreign or local income of franchise taxes or any other tax imposed on or measured by income (or any interest, penalty, or addition to tax with respect thereto or arising from a failure to comply therewith) incurred by such Indemnified Party arising out of or as a result of this Agreement or the interests Conveyed hereunder). Without limiting the foregoing, the Seller shall pay on demand to each Indemnified Party any and all amounts necessary to indemnify such Indemnified Party from and against any and all Indemnified Amounts arising out of, relating to or resulting from:
              reliance on any representation, warranty or covenant made or statement made or deemed made by the Seller or any of its Affiliates (or any of their Responsible Officers) under or in connection with any Transaction Document which shall have been incorrect when made or deemed made or which the Seller shall have failed to perform, provided, that, for the avoidance of doubt, the parties acknowledge that the sole remedy respecting a breach of the representations set forth in Section 2.2(a)(ii)-(iv) shall be as set forth in Section 2.2(d) and the sole remedy in respect of breach of Section 2.1(d) and Section 2.2(a)(i) shall be as set forth in Section 2.2(e);
              the failure by the Seller to comply with any Transaction Document or any applicable Requirement of Law with respect to any trust asset or related Charge Account Agreement, or the failure of any Receivable, or any Account or the related Charge Account Agreement to conform to any requirement with respect thereto under any Transaction Document or any Requirement of Law;
              the failure to vest in the Trustee on behalf of the Trust for the benefit of the Certificateholders either a perfected first priority undivided percentage ownership interest or a perfected first priority security interest in all Receivables and other trust assets, free and clear of any Lien (other than Permitted Liens);
              the failure to have filed, or any delay in filing, any financing statements or other similar instruments or documents under the UCC of any applicable jurisdiction or other applicable laws that are necessary for perfection or first priority of the ownership or security interest created by this Agreement;
              any dispute, claim, offset or defense (other than discharge in bankruptcy of an Obligor) of an Obligor to the payment of any Receivable in, or purporting to be in the trust assets (including a defense based on such Receivable, the related Account or the related Charge Account Agreement not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms), or any other claim resulting from the sale of the merchandise, services or insurance related to such Receivable or the failure to furnish such merchandise, services or insurance;
              any products liability claim or other claim allegedly arising out of or in connection with merchandise, services or insurance the sale of which gave rise to any Receivable or any credit, administration or other activity in connection with any Charge Account Agreement;
              any failure by the Seller or any Affiliate of the Seller to perform its duties or obligation in accordance with the provisions of any Transaction Document, including any failure to so perform in connection with servicing, administering or collecting any Receivable or Account;
              any commingling of Collections at any time with other funds (other than as provided in the Intercreditor Agreement);
              any investigation, litigation, or proceeding related to any Transaction Document or the use of proceeds or reinvestments of proceeds by the Seller, the Servicer or the Parent of Conveyances of Receivables or the ownership of or security interest in trust assets or in respect of any Receivable, Account or Charge Account Agreement;
              any taxes, including sales, excise, intangibles, value added, personal property and similar taxes, payable with respect to the Receivables or the Accounts;
              any federal, state, foreign or local income or franchise tax. or any other tax imposed on or measured by reference to income, or any interest penalty or addition to tax with respect thereto or arising from a failure to comply therewith, imposed upon the Trust, the assets of the Trust or the Trustee as a result of its acting in its capacity as trustee hereunder, except with respect to fees or other compensation received by the Trustee;
              any Receivable classified as an "Eligible Receivable" by the Seller in any document or report delivered hereunder failing to satisfy, at the time of such classification, the requirements of eligibility contained in the definition of Eligible Receivable, provided, that, for the avoidance of doubt, the parties acknowledge that the sole remedy respecting a breach of the representations set forth in Section 2.2(a)(ii)-(iv) shall be as set forth in Section 2.2(d) and the sole remedy in respect of breach of Section 2.1(d) and Section 2.2(a)(i) shall be as set forth in Section 2.2(e); or
              any Account classified as an "Eligible Account" by the Seller in any document or report delivered hereunder failing to satisfy, at the time of such classification, the requirements of eligibility contained in the definition of Eligible Account, provided, that, for the avoidance of doubt, the parties acknowledge that the sole remedy respecting a breach of the representations set forth in Section 2.2(a)(ii)-(iv) shall be as set forth in Section 2.2(d) and the sole remedy in respect of breach of Section 2.1(d) and Section 2.2(a)(i) shall be as set forth in Section 2.2(e).

    Any Indemnified Amounts due hereunder shall be payable within fifteen (15) Business Days of submission of a claim by the Indemnified Party which describes in reasonable detail the basis for such claim. The rights of the Indemnified Parties under this Section 4.4 shall survive the collection of all Receivables, the termination of the Trust, the payment of all amounts otherwise due hereunder, the discharge of this Agreement and the earlier resignation or removal of the Trustee.

    CONDITIONS TO PURCHASE

      Conditions to Purchase. The obligations of the Purchaser to make its initial purchase of Receivables hereunder shall be subject to the Seller delivering to the Purchaser on or before the Initial Closing Date such documents, certificates and resolutions that the Purchaser is required to deliver to the Trustee, any Enhancement Provider or Rating Agency in connection with the execution of the Pooling and Servicing Agreement as of the date of this Agreement.

    TERMINATION

      Termination by the Seller. So long as no Series is outstanding, the Seller may terminate all of its agreements to sell Receivables hereunder to Purchaser by giving Purchaser and the Trustee not less than 15 days' prior written notice (or such shorter time as is acceptable to the Trustee) of its election not to continue to sell Receivables to Purchaser; provided that such notice shall specify the effective date of such termination.
      Automatic Termination. Unless otherwise agreed to by the Seller and Purchaser in writing, the agreement of Seller to sell Receivables hereunder, and the agreement of the Purchaser to purchase Receivables from Seller hereunder, shall terminate automatically upon the termination of the Trust as provided in Article XII of the Pooling and Servicing Agreement.

    MISCELLANEOUS

      Amendments, etc.
        The provisions of this Agreement may from time to time be amended, modified or waived, if such amendment, modification or waiver is in writing and consented to by the Purchaser and the Seller (with respect to an amendment) or by the Purchaser (with respect to a waiver or consent by it); provided, that the Rating Agency Condition shall have been satisfied with respect to such amendment.
        No failure or delay on the part of the Purchaser, the Seller or any third party beneficiary in exercising any right, power or privilege hereunder or under any other Transaction Document shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.
      Protection of Right, Title and Interest to the Purchaser.
        The Seller shall cause this Agreement, all certificates of assignment, agreements and documents, and all amendments hereto and thereto and/or all financing statements and continuation statements and any other necessary documents covering the Purchaser's right, title and interest in the Receivables to be promptly recorded, registered and filed, and at all times to be kept recorded, registered and filed, all in such manner and in such places as may be required by law fully to preserve and protect the right, title and interest of the Purchaser hereunder in the Receivables. The Seller shall deliver to the Purchaser and the Trustee file-stamped copies of, or filing receipts for, any document recorded, registered or filed as provided above, as soon as available following such recording, registration or filing. The Seller shall cooperate fully with the Purchaser in connection with the obligations set forth above and shall execute any and all documents reasonably required to fulfill the intent of this Section 7.2(a).
        At least 30 days before the Seller makes any change in its name, identity, jurisdiction of organization, location of its chief executive office or corporate structure which would make any financing statement or continuation statement filed in accordance with paragraph (a) above materially misleading within the meaning of Section 9-506 of the UCC, the Seller shall give the Purchaser and the Trustee notice of any such change and shall, by no later than the date such change becomes effective, file such financing statements or amendments as may be necessary to continue the perfection of the Purchaser's interest in the Receivables and related property conveyed hereunder and the perfection of the Purchaser's interest in the Receivables and the proceeds thereof as contemplated by Section 1.1 hereof. The Seller shall at all times maintain each office from which it services Receivables and its principal executive office within the United States of America.
      GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.
      Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at, sent by facsimile to, sent by courier at or mailed by registered mail, return receipt requested, (a) in the case of the Seller, to 10201 Main Street, Houston, TX 77025, Attention: Bob Aronson, Phone (713) 663-9746, Fax (713) 660-3358 (b) in the case of the Servicer, to 10201 Main Street, Houston, TX 77025, Attention: Bob Aronson, Phone (713) 663-9746, Fax (713) 660-3358 , (c) in the case of the Purchaser, to 10201 Main Street, Houston, TX 77025, Attention: Bob Aronson, Phone (713) 663-9746, Fax (713) 660-3358 or (d) in the case of the Trustee, to the Corporate Trust Office.
      Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.
      Assignment. Notwithstanding anything to the contrary contained herein, except as provided in Section 4.2, this Agreement may not be assigned by the Seller without the prior written consent of the Purchaser and the Requisite Certificateholders of each Certificate Series (determined without giving effect to Investor Certificates for such Certificate Series held by Stage Funding or any of its Affiliates) on a Series by Series basis.
      Further Assurances. The Seller agrees to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the Purchaser more fully to effect the purposes of this Agreement, including, without limitation, the execution of any financing statements or continuation statements relating to the Receivables for filing under the provisions of the UCC of any applicable jurisdiction.
      Non-petition Covenant. Notwithstanding any prior termination of this Agreement, the Seller shall not, prior to the date which is one year and one day after the last day on which any Investor Certificate shall have been outstanding, acquiesce, petition or otherwise invoke or cause the Trust or the Purchaser to invoke the process of any Governmental Authority for the purpose of commencing or sustaining a case against the Trust or the Purchaser under any Federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Trust or the Purchaser or any substantial part of its property or ordering the winding up or liquidation of the affairs of the Purchaser or the Trust.
      No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Purchaser or the Trustee, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, and privileges provided by law.
      Counterparts. This Agreement may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.
      Third-Party Beneficiaries. This Agreement shall inure to the benefit of and be binding upon the Originator, the parties hereto, the Trustee, the Certificateholders and, to the extent provided in the related Supplement, any Enhancement Provider named therein, and their respective successors and permitted assigns. Except as otherwise provided in this Agreement, no other Person shall have any right or obligation hereunder.
      Merger and Integration. Except as specifically stated otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement. This Agreement may not be modified, amended, waived or supplemented except as provided herein.
      Headings. The headings herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.
      Acknowledgment and Consent. The Seller acknowledges that, contemporaneously herewith, Purchaser is Conveying to the Trust all of Purchaser's right, title and interest in, to and under the Receivables and the related property conveyed pursuant hereto, pursuant to Section 2.1 of the Pooling and Servicing Agreement. The Seller hereby consents to the Conveyance to the Trust by Purchaser of all right, title and interest of Purchaser in, to and under this Agreement, the Receivables and the related assets, including (i) the right of Purchaser, at any time, to enforce this Agreement against the Seller and the obligations of the Seller hereunder, (ii) the right to appoint a successor to the Servicer at the times and upon the conditions set forth in the Pooling and Servicing Agreement, and (iii) the right, at any time, to give or withhold any and all consents, requests, notices, directions, approvals, demands, extensions or waivers under or with respect to this Agreement, or the obligations in respect of the Seller thereunder to the same extent as Purchaser may do. Each of the Seller and the Purchaser acknowledges and agrees that (i) under the terms of the Pooling and Servicing Agreement, the Holders of Investor Certificates may direct the manner in which the Trustee exercises its rights with respect to this Agreement or may exercise such rights themselves, and (ii) the Trustee, the Certificateholders and the Enhancement Providers are express third party beneficiaries of the rights of the Purchaser arising hereunder and under the other Transaction Documents to which the Seller is a party. The Seller hereby acknowledges and agrees that it has no claim to or interest in either of the Collection Account or any Series Account.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

SPECIALTY RETAILERS (TX) LP, as Seller

By: SRI General Partner LLC, its general partner

By:__________________________________

Name:

Title:

Address:

10201 Main Street

Houston, TX 77025

Attention: Bob Aronson

Facsimile: (713) 660-3358

Confirmation: (713) 663-9746

STAGE RECEIVABLE FUNDING LP, as Purchaser

By: Stage Receivable Mgmt LLC, its general partner

By:__________________________________

Name:

Title:

Address:

10201 Main Street

Houston, TX 77025

Attention: Bob Aronson

Facsimile: (713) 660-3358

Confirmation: (713) 663-9746

M&S/31150-132/452244_1

APPENDIX A

DEFINITIONS

This is Appendix A to the Purchase and Sale Agreement dated as of August 24, 2001, between Specialty Retailers (TX) LP, as Seller, and Stage Receivable Funding LP, as Purchaser (as amended, supplemented or otherwise modified from time to time, the "Purchase Agreement").

1.1 Other Terms. All capitalized terms used but not otherwise defined in the Purchase Agreement shall have the meanings assigned thereto in the Pooling and Servicing Agreement. In addition, the interpretive conventions set forth in Sections 1.2(a), 1.2(b) and 1.2(c) of the Pooling and Servicing Agreement shall apply to the interpretation of the Purchase Agreement.

1.2 Definitions. As used in the Purchase Agreement, the following terms have the meanings as indicated:

"Additional Assignment" has the meaning set forth in Section 2.4(d) of the Purchase Agreement.

"Deferred Payment" has the meaning specified in Section 3.1(b) of the Purchase Agreement.

"Dilution Amount" has the meaning specified in Section 3.2 of the Purchase Agreement.

"Intercompany Balance" has the meaning set forth in Section 3.1(b) of the Purchase Agreement.

"Originator" has the meaning set forth in the recitals to the Purchase Agreement"

"Outstanding Balance" means, at any time with respect to a Receivable, the unpaid amount owed in respect thereof.

"Pooling and Servicing Agreement" means the Pooling and Servicing Agreement dated as of August 24, 2001, among the Purchaser, the Seller, as servicer, and Bankers Trust Company, as Trustee, as amended, supplemented or otherwise modified from time to time.

"Purchase Price" has the meaning set forth in Section 3.1 of the Purchase Agreement.

"Purchase Termination Date" means the earlier to occur of (a) the date specified by the Seller pursuant to Section 6.1 of the Purchase Agreement and (b) either any event referred to in Section 6.2 of the Purchase Agreement or any event referred to in Section 6.01 of the Originator Purchase Agreement.

"Purchaser" has the meaning set forth in the preamble to the Purchase Agreement.

"Reassignment" has the meaning specified in Section 2.5 of the Purchase Agreement.

"Related Assets" means, with respect to any Receivable, all monies due or to become due with respect thereto, all Collections, all Recoveries, all rights, remedies, powers, and privileges with respect to such Receivable, and all proceeds of the foregoing.

"Removed Accounts" has the meaning specified in Section 2.5 of the Purchase Agreement.

"Seller" has the meaning set forth in the preamble to the Purchase Agreement.

EXHIBIT A

FORM OF ASSIGNMENT OF RECEIVABLES IN ADDITIONAL ACCOUNTS

ASSIGNMENT No. __ OF RECEIVABLES IN ADDITIONAL ACCOUNTS, dated as of ___________ ___, _____ (this "Assignment") by and between SPECIALTY RETAILERS (TX) LP, a Texas limited partnership (the "Seller"), and STAGE RECEIVABLE FUNDING LP, a Texas limited partnership (the "Purchaser"), pursuant to the Purchase Agreement referred to below.

W I T N E S S E T H:

WHEREAS, the Seller and the Purchaser are parties to the Purchase and Sale Agreement, dated as of August 24, 2001 (hereinafter as such agreement may have been, or may from time to time be, amended, supplemented or otherwise modified, the "Purchase Agreement");

WHEREAS, pursuant to the Purchase Agreement, the Seller wishes to designate Additional Accounts of the Seller to be included as Accounts and to Convey the Receivables of such Additional Accounts, whether now existing or hereafter created, to the Purchaser; and

WHEREAS, the Purchaser is willing to accept such designation and Conveyance subject to the terms and conditions hereof;

NOW, THEREFORE, the Seller and the Purchaser hereby agree as follows:

    Defined Terms. All terms defined in the Purchase Agreement and used herein shall have such defined meanings when used herein, unless otherwise defined herein.

    "Addition Date" shall mean, with respect to the Additional Accounts designated hereby, the date noted on Schedule 1 hereto.

    "Additional Accounts" shall mean the Additional Accounts designated hereby.

    Designation of Additional Accounts. The Seller shall deliver, at its own expense, to the Purchaser not later than the last day of the Due Period in which the Additional Accounts listed on Schedule 1 hereto were Conveyed to the Purchaser, a computer file, microfiche or written list containing a true and complete list of Accounts which as their respective Addition Date shall be deemed to be Additional Accounts, such accounts being identified by account number, Addition Date, Obligor name, Obligor address, and by the aggregate amount of Receivables in such accounts as of the close of business on the Addition Date. Such file or list shall be delivered to the Purchaser as confidential and proprietary, shall be marked as Schedule 1 to this Assignment and shall be incorporated into and made a part of this Assignment.
    Conveyance of Receivables in Additional Accounts. The Seller does hereby Convey to the Purchaser without recourse (except as expressly provided herein and in the Purchase Agreement), all of its right, title and interest in and to the Receivables now existing and hereafter created and arising from time to time in connection with the Additional Accounts until the Purchase Termination Date, all monies due or to become due with respect thereto, all Collections, all Recoveries, all rights, remedies, powers and privileges with respect to the Receivables in Additional Accounts, and all proceeds of the foregoing.

    In connection with such Conveyance, the Seller agrees to record and file, at its own expense, a financing statement or financing statements (or an amendment to such financing statement or financing statements) (including any continuation statements with respect to such financing statements when applicable) with respect to the Receivables now existing and hereafter created in the Additional Accounts meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect the Conveyance of the Receivables in Additional Accounts to the Purchaser and the first priority nature of the Purchaser's interest in the Receivables in Additional Accounts, and to deliver a file-stamped copy of such financing statement or continuation statement (or an amendment to such financing statement or financing statements) or other evidence of such filing (which may, for purposes of this Section 3, consist of telephone confirmation of such filing followed by delivery of a file-stamped copy as soon as practicable) to the Purchaser on or prior to the last day of the Due Period in which such Additional Accounts were Conveyed to the Purchaser, and in the case of any continuation statements filed pursuant to this Section 3, as soon as practicable after receipt thereof by the Seller.

    In connection with such Conveyance, the Seller agrees, at its own expense on or prior to the Addition Date, (i) to cause the Originator to indicate in its primary computer record and primary microfiche storage that Receivables created in connection with the Additional Accounts have been conveyed to the Purchaser pursuant to this Assignment and (ii) to indicate in the Pool Index File maintained in its computer files that Receivables created in connection with the Additional Accounts have been Conveyed to the Purchaser pursuant to this Assignment. The Seller further agrees not to and to cause the Originator not to alter the file designations referenced in this paragraph with respect to any Additional Account during the term of this Assignment unless and until such Additional Account becomes a Removed Account.

    The parties intend that if, and to the extent that, such Conveyance is not deemed to be a sale, the Seller shall be deemed hereunder to have granted to the Purchaser a first priority perfected security interest in all of the Seller's right, title and interest in, to and under the Receivables now existing and hereafter created and arising from time to time in connection with the Additional Accounts until the Purchase Termination Date, all monies due or to become due with respect thereto, all Collections, all Recoveries, all rights, remedies, powers and privileges with respect to the Receivables in Additional Accounts, and all proceeds of the foregoing, and that this Assignment shall constitute a security agreement under applicable law.

    Acceptance by Purchaser. The Purchaser hereby acknowledges its acceptance of all right, title and interest previously held by the Seller in and to the Receivables now existing and hereafter created from time to time and arising in connection with the Additional Accounts until the Purchase Termination Date, all monies due or to become due with respect thereto, all Collections, all Recoveries, all rights, remedies, powers and privileges with respect to the Receivables in Additional Accounts, and all proceeds of the foregoing.
    Representations and Warranties of the Seller. The Seller hereby represents and warrants to the Purchaser as of the Addition Date:
      Organization and Good Standing. The Seller is a limited partnership duly organized and validly existing under the laws of the Texas and has full power, authority and legal right to own its properties and conduct its business as such properties are presently owned and such business is presently conducted, and to execute, deliver and perform its obligations under this Assignment.
      Due Qualification. The Seller is duly qualified to do business and is in good standing (or is exempt from such requirement) in any state required in order to conduct its business, and has obtained all necessary licenses and approvals with respect to the Seller required under applicable law.
      Due Authorization. The execution and delivery of this Assignment by the Seller and the consummation of the transactions provided for in this Assignment have been duly authorized by the Seller by all necessary corporate action on its part.
      Enforceability. This Assignment constitutes a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws.
      No Conflict. The execution and delivery of this Assignment, the performance of the transactions contemplated by this Assignment and the fulfillment of the terms hereof will not conflict with, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, any indenture, contract, agreement, mortgage, deed of trust, or other instrument to which the Seller is a party or by which it or any of its properties are bound.
      No Violation. The execution and delivery of this Assignment, the performance of the transactions contemplated by this Assignment and the fulfillment of the terms hereof will not conflict with or violate in any material respect any Requirements of Law applicable to the Seller.
      No Proceedings. There are no proceedings pending or, to the best knowledge of the Seller, threatened against the Seller before any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality (i) asserting the invalidity of this Assignment, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Assignment, (iii) seeking any determination or ruling that, in the reasonable judgment of the Seller, would materially and adversely affect the performance by the Seller of its obligations under this Assignment, (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Assignment, or (v) seeking to affect adversely the income tax attributes of the Trust.
      All Consents Required. All appraisals, authorizations, consents, orders or other actions of any Person or of any governmental body or official required in connection with the execution and delivery of this Assignment, the performance of the transactions contemplated by this Assignment and the fulfillment of the terms hereof, have been obtained.
      Solvency. No Insolvency Event with respect to the Seller has occurred and the Conveyance by the Seller to the Purchaser of the Receivables in the Additional Accounts has not been made in contemplation of the occurrence thereof.

The representations and warranties set forth in this Section 5 shall survive the transfer and assignment of the respective Receivables in Additional Accounts to the Purchaser.

    Representations and Warranties of the Seller Relating to the Receivables.
      The Seller hereby represents and warrants to the Purchaser as of the date hereof:

(i) This Assignment constitutes either (A) a valid sale to the Purchaser of all right, title and interest of the Seller in and to the Receivables now existing and hereafter created and arising from time to time in connection with the Additional Accounts until the Purchase Termination Date, all monies due or to become due with respect thereto, all Collections, all Recoveries, all rights, remedies, powers and privileges with respect to the Receivables, and all proceeds of the foregoing, and such property will be held by the Purchaser free and clear of any Lien (other than Permitted Liens) of any Person claiming through or under the Seller or any of its Affiliates, or (B) a grant of a security interest (as defined in the UCC as in effect in any applicable jurisdiction) in such property to the Purchaser, which is enforceable with respect to the Receivables now existing and hereafter created and arising from time to time in connection with the Additional Accounts until the Purchase Termination Date, all monies due or to become due with respect thereto, all Collections, all Recoveries, all rights, remedies, powers and privileges with respect to the Receivables, and all proceeds of the foregoing, upon such creation. To the extent that this Assignment constitutes the grant of a security interest to the Purchaser in such property, upon the filing of the financing statements described in Section 3 and in the case of the Receivables hereafter created, all monies due or to become due with respect thereto, all Collections, all Recoveries, and the proceeds of the foregoing, upon such creation, the Purchaser shall have a first priority perfected security interest in such property (subject to Section 9-315 of the UCC as in effect in any applicable jurisdiction).

(ii) Each Additional Account is an Eligible Account and each Receivable in each such Additional Account is an Eligible Receivable.

(iii) Each Receivable in the Additional Accounts has been Conveyed to the Purchaser in compliance, in all material respects, with all Requirements of Law applicable to the Seller.

(iv) With respect to each Receivable in the Additional Accounts, all consents, licenses, approvals or authorizations of or registrations or declarations with any Governmental Authority required to be obtained, effected or given by the Seller in connection with the Conveyance of such Receivable to the Purchaser have been duly obtained, effected or given and are in full force and effect.

(v) As of the date hereof, Schedule 1 to this Assignment and the related computer file or microfiche or written list referred to in Section 3 of this Assignment is an accurate and complete listing in all material respects of all the Additional Accounts, and the information contained therein with respect to the identity of such Additional Accounts and the Receivables existing thereunder is true and correct in all material respects as of the Addition Date, and as of the Addition Date, the aggregate amount of Receivables in all the Additional Accounts was $____________________.

(vi) No selection procedures believed by the Seller to be materially adverse to the interests of the Purchaser or the Investor Certificateholders were utilized in selecting the Additional Accounts from the available Eligible Accounts.
      The representations and warranties set forth in this Section 6 shall survive the Conveyance of any of the respective Receivables to the Purchaser.
    Conditions Precedent. The acceptance by the Purchaser set forth in Section 4 and the amendment of the Purchase Agreement set forth in Section 8 are subject to the satisfaction, on or prior to the date hereof, of each of the conditions precedent set forth in the Pooling and Servicing Agreement and each Supplement.
    Amendment of the Purchase Agreement. The Purchase Agreement is hereby amended to provide that all references therein to the "Purchase Agreement," to "this Agreement" and "herein" shall be deemed from and after the date hereof to be a dual reference to the Purchase Agreement as supplemented by this Assignment. Except as expressly amended hereby, all of the representations, warranties, terms, covenants and conditions of the Purchase Agreement shall remain unamended and shall continue to be, and shall remain, in full force and effect in accordance with its terms and except as expressly provided herein shall not constitute or be deemed to constitute a waiver of compliance with or a consent to noncompliance with any term or provision of the Purchase Agreement.
    Counterparts. This Assignment may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.
    Governing Law. This Assignment shall be governed by and construed in accordance with the laws of the State of New York without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

IN WITNESS WHEREOF, the undersigned have caused this Assignment of Receivables in Additional Accounts to be duly executed and delivered by their respective duly authorized officers on the day and year first above written.

SPECIALTY RETAILERS (TX) LP

By: SRI General Partner LLC, its general partner

By:________________________________

Name:

Title:

STAGE RECEIVABLE FUNDING LP

By: Stage Receivable Mgmt LLC, its general partner

By:________________________________

Name:

Title:

Schedule 1

to Assignment of

Receivables in

Additional Accounts

ADDITIONAL ACCOUNTS

Schedule 2

to Assignment of

Receivables in

Additional Accounts

Officer's Certificate of an Officer

of Specialty Retailers (TX) LP

_______________________, a duly authorized officer of Specialty Retailers (TX) LP (the "Seller"), hereby certifies and acknowledges on behalf of the Seller that to the best of such officer's knowledge, the following statements are true on _________________ ______, ______ (the "Certificate Date"):

      The Seller has delivered to the Purchaser a written assignment in substantially the form of Exhibit A to the Purchase and Sale Agreement dated as of August 24, 2001 (as amended, restated, supplemented or otherwise modified, the "Purchase Agreement"; any capitalized term used but not otherwise defined herein shall have the meaning specified in the Purchase Agreement) between Specialty Retailers (TX) LP, as Seller, and Stage Receivable Funding LP, as Purchaser, and has indicated in its computer files that the Receivables created in connection with the Additional Accounts have been Conveyed to the Purchaser.
      Each Additional Account is an Eligible Account and each Receivable in each such Additional Account is an Eligible Receivable.
      No selection procedures believed by the Seller to be materially adverse to the interests of the Purchaser or the Investor Certificateholders were utilized in selecting the Additional Accounts from the available Eligible Accounts.

      IN WITNESS WHEREOF, I have hereunto set my hand this ___________ day of _______________, _________.

      SPECIALTY RETAILERS (TX) LP

      By: SRI General Partner LLC, its general partner

      By:_______________________________

      Name:

      Title:

      EXHIBIT B

      FORM OF REASSIGNMENT OF INELIGIBLE RECEIVABLES

      REASSIGNMENT NO. OF INELIGIBLE RECEIVABLES, dated as of ________ __, ____ (this "Reassignment") by and among SPECIALTY RETAILERS (TX) LP, a Texas limited partnership ("Seller") and STAGE RECEIVABLE FUNDING LP, a Texas limited partnership ("Stage Funding"), pursuant to the Purchase Agreement referred to below.

      W I T N E S S E T H:

      WHEREAS, the Seller and Stage Funding are parties to the Purchase and Sale Agreement, dated as of August 24, 2001 (hereinafter as such agreement may have been, or may from time to time be, amended, supplemented or otherwise modified, the "Purchase Agreement");

      WHEREAS, pursuant to the Purchase Agreement, the Seller wishes to reassign certain Receivables (the "Ineligible Receivables") whether now existing or hereafter created, from Stage Funding to the Seller; and

      WHEREAS, Stage Funding is willing to reconvey the Ineligible Receivables, and the Seller is willing to accept such reconveyance of Ineligible Receivables, subject to the terms and conditions hereof.

      NOW, THEREFORE, Stage Funding and the Seller hereby agree as follows:

      1. Defined Terms. All terms defined in the Purchase Agreement and used herein shall have such defined meanings when used herein, unless otherwise defined herein.

      "Removal Cut Off Date" shall mean, with respect to the Ineligible Receivables designated hereby, ________ __, ____.

      "Removal Date" shall mean, with respect to the Ineligible Receivables designated hereby, ________ __, ____.

      "Removal Notice Date" shall mean, with respect to the Ineligible Receivables designated hereby, ________ __, ____.

      "Ineligible Receivables" shall mean the Ineligible Receivables designated hereby.

      2. Designation of Ineligible Receivables. The Seller shall have delivered to Stage Funding on or prior to the Removal Date, a computer file, microfiche list or written list containing a true and complete list of Receivables which as of the Removal Date shall be deemed to be Ineligible Receivables, such Ineligible Receivables being identified by the related account number and by the aggregate amount of Ineligible Receivables in each such Account as of the close of business on the Removal Cut Off Date, and, if less than all of the Receivables in an Account are to be Conveyed by Stage Funding hereunder, such other means of identification which shall be adequate to distinguish the Ineligible Receivables from the other Receivables in such Account. Such list shall be marked as Schedule 1 to this Reassignment and, as of the Removal Date, shall be incorporated into and made a part of this Reassignment.

      3. Conveyance of Ineligible Receivables.

      Stage Funding does hereby Convey to the Seller without recourse, all of its right, title and interest in and to the Ineligible Receivables (and, in the event that all the Receivables of an account are Ineligible Receivables, all Receivables now existing and hereafter created and arising from time to time in connection with such account until the Purchase Termination Date, all monies due or to become due with respect thereto, all Collections, all Recoveries, all rights, remedies, powers and privileges with respect to such Ineligible Receivables, and all proceeds of the foregoing.
      In connection with such transfer, Stage Funding agrees to execute and deliver to the Assignee on or prior to the date of this Reassignment, a termination statement with respect to the Ineligible Receivables (and, in the event that all the Receivables of an account are Ineligible Receivables, all Receivables now existing and hereafter created in such accounts) designated hereby (which may be a single termination statement with respect to all such Ineligible Receivables) evidencing the release by Stage Funding of its Lien on the Ineligible Receivables, and meeting the requirements of applicable state law, in such manner and such jurisdictions as are necessary to remove such Lien.

      4. Representations and Warranties of the Seller. The Seller hereby represents and warrants to Stage Funding as of the Removal Date:

      Enforceability. This Reassignment constitutes a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws.
      Selection Procedures. No selection procedures believed by the Seller to be materially adverse to the interests of the Purchaser, the Investor Certificateholders or any Enhancement Provider were utilized in selecting the Ineligible Receivables designated hereby.
      Schedule 1 Information. Schedule 1 to this Reassignment is an accurate and complete listing in all material respects of all the Ineligible Receivables as of the Removal Cut Off Date, and the information contained therein with respect to the identity of such Ineligible Receivables and, if applicable, the related accounts, is true and correct in all material respects as of the Removal Cut Off Date, and as of the Removal Cut Off Date, the aggregate amount of Ineligible Receivables was $________.

      5. Conditions Precedent. The Conveyance of Ineligible Receivables set forth in Section 3 and the amendment of the Purchase Agreement set forth in Section 6 are subject to the satisfaction, on or prior to the Removal Date, of each of the conditions precedent to such removal set forth in the Purchase Agreement.

      6. Amendment of the Purchase Agreement. The Purchase Agreement is hereby amended to provide that all references therein to the "Purchase Agreement," to "this Agreement" and "herein" shall be deemed from and after the Removal Date to be a dual reference to the Purchase Agreement as supplemented by this Reassignment. Except as expressly amended hereby, all of the representations, warranties, terms, covenants and conditions of the Purchase Agreement shall remain unamended and shall continue to be, and shall remain, in full force and effect in accordance with its terms and except as expressly provided herein shall not constitute or be deemed to constitute a waiver of compliance with or a consent to noncompliance with any term or provision of the Purchase Agreement.

      7. Counterparts. This Reassignment may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

      8. Governing Law. This Reassignment shall be governed by and construed in accordance with the laws of the State of New York without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

      IN WITNESS WHEREOF, the undersigned have caused this Reassignment of Ineligible Receivables to be duly executed and delivered by their respective duly authorized officers on the day and year first above written.

      SPECIALTY RETAILERS (TX) LP

      By: SRI General Partner LLC, its general partner

      By:_________________________________

      Name:

      Title:

      STAGE RECEIVABLE FUNDING LP

      By: Stage Receivable Mgmt LLC, its general partner

      By:_________________________________

      Name:

      Title:

      Schedule 1

      to Reassignment of

      Ineligible Receivables

      INELIGIBLE RECEIVABLES

      EXHIBIT C

      FORM OF REASSIGNMENT OF RECEIVABLES IN REMOVED ACCOUNTS

      REASSIGNMENT NO. ___ OF RECEIVABLES IN REMOVED ACCOUNTS, dated as of ________ __, ____ (this "Reassignment") by and among SPECIALTY RETAILERS (TX) LP, a Texas limited partnership ("Seller") and STAGE RECEIVABLE FUNDING LP, a Texas limited partnership ("Stage Funding"), pursuant to the Purchase Agreement referred to below.

      W I T N E S S E T H:

      WHEREAS, the Seller and Stage Funding are parties to the Purchase and Sale Agreement, dated as of August 24, 2001 (hereinafter as such agreement may have been, or may from time to time be, amended, supplemented or otherwise modified, the "Purchase Agreement");

      WHEREAS, pursuant to the Purchase Agreement, the Seller wishes to remove all Receivables from certain designated Accounts of the Seller (the "Removed Accounts") and to cause Stage Funding to reconvey the Receivables of such Removed Accounts, whether now existing or hereafter created, from Stage Funding to the Seller; and

      WHEREAS, Stage Funding is willing to accept such designation and to reconvey the Receivables in the Removed Accounts, and the Seller is willing to accept the reconveyance of such Receivables, subject to the terms and conditions hereof.

      NOW, THEREFORE, Stage Funding and the Seller hereby agree as follows:

      1. Defined Terms. All terms defined in the Purchase Agreement and used herein shall have such defined meanings when used herein, unless otherwise defined herein.

      "Removal Cut Off Date" shall mean, with respect to the Removed Accounts designated hereby, ___________ __, ____.

      "Removal Date" shall mean, with respect to the Removed Accounts designated hereby, ___________ __, ____.

      "Removal Notice Date" shall mean, with respect to the removed Accounts designated hereby, ___________ __, ____.

      "Removed Accounts" shall mean the Removed Accounts designated hereby.

      2. Designation of Removed Accounts. The Seller shall have delivered to Stage Funding on or prior to the Removal Date, a computer file, microfiche list, or written list containing a true and complete list of Accounts which as of the Removal Date shall be deemed to be Removed Accounts, such accounts being identified by account number and by the aggregate amount of Receivables in such accounts as of the close of business on the Removal Cut Off Date. Such list shall be marked as Schedule 1 to this Reassignment and, as of the Removal Date, shall be incorporated into and made a part of this Reassignment.

      3. Conveyance of Receivables in Removed Accounts.

      Stage Funding does hereby Convey to the Seller without recourse, all of its right, title and interest in and to the Receivables now existing and hereafter created and arising from time to time in connection with the Removed Accounts until the Purchase Termination Date, all monies due or to become due with respect thereto, all Collections, all Recoveries, all rights, remedies, powers and privileges with respect to the Receivables in Removed Accounts, and all proceeds of the foregoing.
      In connection with such transfer, Stage Funding agrees to execute and deliver to the Seller on or prior to the date of this Reassignment, a termination statement with respect to the Receivables now existing and hereafter created in the Removed Accounts designated hereby (which may be a single termination statement with respect to all such Receivables) evidencing the release by Stage Funding of its Lien on the Receivables in the Removed Accounts, and meeting the requirements of applicable state law, in such manner and such jurisdictions as are necessary to remove such Lien.

      4. Representations and Warranties of the Seller and the Assignee. The Seller hereby represents and warrants to Stage Funding as of the Removal Date:

      Enforceability. This Reassignment constitutes a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws.
      Selection Procedures. No selection procedures believed by the Seller to be materially adverse to the interests of Stage Funding, the Investor Certificateholders or any Enhancement Provider were utilized in selecting the Removed Accounts designated hereby.
      Schedule 1 Information. Schedule 1 to this Reassignment is an accurate and complete listing in all material respects of all the Removed Accounts as of the Removal Cut Off Date, and the information contained therein with respect to the identity of such Removed Accounts and the Receivables existing thereunder is true and correct in all material respects as of the Removal Cut Off Date, and as of the Removal Cut Off Date, the aggregate amount of Receivables in all the Removed Accounts was $______________.

5. Conditions Precedent. The Conveyance of Receivables set forth in Section 3 and the amendment of the Purchase Agreement set forth in Section 6 are subject to the satisfaction, on or prior to the Removal Date, of each of the conditions precedent to such removal set forth in the Purchase Agreement.

6. Amendment of the Purchase Agreement. The Purchase Agreement is hereby amended to provide that all references therein to the "Purchase Agreement," to "this Agreement" and "herein" shall be deemed from and after the Removal Date to be a dual reference to the Purchase Agreement as supplemented by this Reassignment. Except as expressly amended hereby, all of the representations, warranties, terms, covenants and conditions of the Purchase Agreement shall remain unamended and shall continue to be, and shall remain, in full force and effect in accordance with its terms and except as expressly provided herein shall not constitute or be deemed to constitute a waiver of compliance with or a consent to noncompliance with any term or provision of the Purchase Agreement.

7. Counterparts. This Reassignment may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

8. Governing Law. This Reassignment shall be governed by and construed in accordance with the laws of the State of New York without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

IN WITNESS WHEREOF, the undersigned have caused this Reassignment of Receivables in Removed Accounts to be duly executed and delivered by their respective duly authorized officers on the day and year first above written.

SPECIALTY RETAILERS (TX) LP

By: SRI General Partner LLC, its general partner

By:_____________________________

Name:

Title:

STAGE RECEIVABLE FUNDING LP

By: Stage Receivable Mgmt LLC, its general partner

By:_____________________________

Name:

Title:

Schedule 1

to Assignment of

Receivables in

Removed Accounts

REMOVED ACCOUNTS